SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002

                            DISCIPLINE

                                                         LEVCO EQUITY VALUE FUND
                                                (A SERIES OF LEVCO SERIES TRUST)
                                               ONE ROCKEFELLER PLAZA, 19TH FLOOR
                                                        NEW YORK, NEW YORK 10020

ALLOCATION



                                            DIVERSIFY

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The first half of 2002 was a difficult period for domestic equities in general and, in this environment, the Levco Equity Value Fund declined 16.78%. This performance parallels the steep decline experienced by the major equity markets, which lost 13.15% as measured by the Standard & Poor's (S&P) 500 Index.* While your Fund is not managed to track the returns of the Russell 1000 Value Index,+ we use it as a benchmark that is reflective of its value investment style. During the period, the Index lost 4.78%. We believe that the wide performance gap between your Fund and the Index was caused by several of the Fund's holdings that were severely punished, as we will explain further on. The year 2002 thus far has been a very challenging period for investment managers and, at the time of this writing in July, the equity investment environment had deteriorated even further. From its first fissure back in March 2000, the market has now endured a 28-month bear market that surpasses in damage the notorious 21-month bear market of 1973 and 1974 (in which the S&P 500 declined 14.69% and 26.47%, respectively).


MARKET & ECONOMIC REVIEW

The first and second quarters of this year were studies in contrast. The relative strength shown by U.S. equities in the first quarter--particularly in the month of March--appeared to signal a continuation of the economic recovery that began in the fourth quarter of 2001. The small-cap Russell 2000 Index++ led the equity rebound by posting a gain of 3.98% in the first quarter; by comparison, the S&P 500 was up a scant 0.28% and the Nasdaq Composite Index++++ lost 5.30%. Fueling the apparent economic recovery were consumer spending and an increase in manufacturing and business inventories, not to mention that Federal Reserve Chairman Alan Greenspan conveyed much optimism in his outlook for the U.S. economy. In the first quarter, the U.S. economy grew 6.1%--its strongest performance in two years.

By contrast, the second quarter proved to be one of the worst three-month periods in recent market history and was dubbed a "memorably unpleasant quarter" by THE WALL STREET JOURNAL. Whatever gains were tallied earlier in the year were wiped out in the second quarter by the combined weight of "Enron-itis" and mounting corporate scandals, lackluster earnings, ongoing terrorist threats against the U.S., geopolitical instability (the Middle East, India and Pakistan), and a falling U.S. dollar. The U.S. economy seemed to pause, with capital spending (particularly on technology) and job creation lagging, despite the unflagging support of the consumer. However, while American consumers appeared content to continue spending money and to take on additional debt, domestic and foreign investors shunned stocks, reflecting a very deep erosion in trust and confidence.

The second quarter was a particularly volatile period for markets, and was marked by significant divergences in market valuations. Certain stocks and industry groups posted significant price gains (notably the mining, home construction, savings and loan, healthcare and trucking sectors), while other stocks and sectors declined precipitously, particularly technology (including the semiconductor, biotechnology and telecommunications sectors). Despite isolated gains, the period spared few equity investors. Even this year's best performing asset class, small-cap stocks, suffered in the second quarter (the Russell 2000 Index ended the first half down 4.70%). Unfortunately, at the time of this writing, the month of July has proven even more difficult, and the perception of a market in despair continues to predominate. U.S. stock markets have fallen below their post-September 11 lows and have dipped to levels not seen since 1997.


FUND REVIEW

At John A. Levin & Co., investment adviser to your Fund, we follow a value-oriented investment philosophy. We attempt to identify securities of strong U.S. companies that are currently undervalued in relation to their intrinsic worth, and

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

that hold promise of rebounding through identifiable catalysts. We do this using a fundamental, research-intensive, bottom-up stock selection process. Our approach includes investing in companies that may have complex elements. This year, however, investors have shunned these imperfect situations, especially those involving accounting questions, legal uncertainties, or higher levels of debt. Negative sentiment has accelerated a vicious cycle of value erosion, and we acknowledge that this is understandable in light of the significant capital losses, corporate misdeeds and other surprises that have occurred among several major U.S. businesses. Nevertheless, we remain committed to our strategy of investing contra-momentum, which means that we attempt to sell stocks as they are increasing in value and to add to positions we are confident in as their prices decline. We do not attempt, however, to time the market, so pinpointing the optimal pricing moments--particularly when markets are steadily declining--can be a challenge.

During the six-month period, the Fund's decline was due to losses sustained in companies that share certain characteristics: businesses with identifiable values facing some kind of uncertainty that is causing investor apprehension. The positions that had the biggest drag on the Fund's performance in the first half were Tyco International (industrial conglomerate; 2.5% of the Fund's net assets as of June 30), El Paso Corporation (natural gas provider; 3.7% of net assets), Sprint-PCS Group (1.1% of net assets), Reliant Resources (electric utility; 1.7% of net assets) and Bristol-Myers Squibb (pharmaceutical manufacturer; 3.7% of net assets). As is the case with all of the Fund's holdings, we do not sit by passively as stocks weaken. If we identify a negative change in fundamentals, or if we believe that we have made a mistake, we will often take some sell action. But despite the disappointing results of these five companies, we still believe in their long-term value. Tyco, despite the misdeeds of senior management, including its indicted CEO, runs several high-quality businesses and the completion of the initial public offering of its CIT finance unit improves the company's outlook. We continue to believe that El Paso's asset base is the best in the domestic natural gas industry, and that its fundamentals are compelling given the tightening natural gas supplies in North America. Sprint, although it operates in a complex environment of six competing wireless carriers, appears well positioned to produce sustainable growth, and we expect that cash flows and earnings should improve in 2003. Reliant Resources is comprised of a very profitable retail business and a diverse mix of valuable power generation assets; it supplies 1.7 million residential and small business customers with electric power and services in Texas. Finally, Bristol-Myers (your Fund's largest holding as of June 30, 2002), although it has been facing problems resulting from slowing sales due to patent expirations and a lack of productive research, makes an attractive acquisition candidate. The key driver of performance will be cost cutting rather than top-line growth, and we believe that management, if needed, is prepared to aggressively cut expenses. We will continue to monitor each situation closely, with an open mind, but right now our conviction remains with each company.

At the same time, the performance of your Fund was helped most by its holdings in Aetna (health insurance; 1.0% of net assets), Accenture Ltd. (management consulting services; 1.5% of net assets), First Data Corporation (information processing services; sold from the portfolio), Sara Lee (global food manufacturer; 2.0% of net assets), and Deere & Co. (farm equipment manufacturer; 2.0% of net assets). Deere & Co. provides a good example of the long-term success of our value investment process. As a firm, we have held the company for more than 12 months in our large-cap portfolios (since January 1, 2002 in this Fund), having purchased it when it was totally out of favor. At the time, our research helped us to identify several catalysts we believed would help propel the company. Our hopes for Deere have come to pass in 2002 and, in the second quarter, the company

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

reported that profits had risen 11%, helped by farm equipment sales, major cost cutting, and improved pricing. The Illinois-based company experienced a 6% increase in net sales in its worldwide agricultural equipment division, primarily due to higher sales in Europe, where a number of new products made their debut; these gains helped offset losses experienced in Deere's construction and forestry division. This is just the type of contra-momentum scenario that has helped make our style successful over our 20-year history.


THE OUTLOOK

Separate from the specifics of your Fund's individual holdings, the overall market environment has been extremely volatile and challenging this year. The fundamental trust that underpins our market system has been damaged. This has occurred against a backdrop of global instability. With respect to the many sources of instability--terrorism; the intensifying showdown in the Middle East; and the threat of nuclear war between India and Pakistan, among others--we believe that these issues, or similar ones, will remain a feature of life for an extended period. This is likely to increase the volatility of all financial instruments for some time.

Despite what has been thus far an ANNUS HORRIBILIS for many investors, we believe that the markets are providing compelling opportunities, particularly for research-driven bottom-up investors like ourselves. Massive price dislocations have revealed a significant volume of undervalued companies that, in our estimate, offer more upside potential than downside risk. Our strategy of carefully identifying those 50 to 60 companies that represent a broadly diversified cross-section of the American economy--not that parallel the weightings of a specific unmanaged index--will position your Fund to benefit in a variety of recovery scenarios. Although we admit that our contra-momentum strategy has not worked well so far this year, we are confident that your Fund has a solid foundation to participate in a recovery--the exact timing of which remains difficult to pinpoint. In closing, we do believe that this difficult period represents a passing phase in the market, and we appreciate your patience.

We thank you for your investment in the Levco Equity Value Fund, and we look forward to working with you in the future.


/s/ JOHN (JACK) W. MURPHY                      /s/ DANIEL M. THERIAULT
-------------------------                      -------------------------
JOHN (JACK) W. MURPHY                          DANIEL M. THERIAULT
SENIOR PORTFOLIO MANAGER                       SENIOR PORTFOLIO MANAGER
JOHN A. LEVIN & CO., INC.                      JOHN A. LEVIN & CO., INC.

July 22, 2002

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is comprised of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 1000 Index represents 92% of the total market capitalization of the Russell 3000 Index.

++The Russell 2000 Index is comprised of the smallest 2,000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index represents 8% of the total market capitalization of the Russell 3000 Index.

++++The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2002

             [DATA BELOW REPRESENTS PIE CHART IN THE PRINTED PIECE]

                    Financial Services                 17.5%
                    Consumer Discretionary             11.3%
                    Energy                             10.4%
                    Healthcare                          9.4%
                    Utilities                           8.0%
                    Consumer Staples                    7.9%
                    Conglomerate                        7.3%
                    Technology                          6.9%
                    Producer Durables                   6.2%
                    Materials and Processing            5.6%
                    Integrated Oil                      4.6%
                    Cash/Equivalents Less Liabilities   3.0%
                    Auto and Transportation             1.9%

                             LEVCO EQUITY VALUE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

BRISTOL-MYERS SQUIBB CO.
(U.S., 3.7%)

Bristol-Myers Squibb is a diversified worldwide health and personal care company that manufactures medicines and other products. The company's products include therapies for various diseases and disorders, consumer medicines, wound management, nutritional supplements, infant formulas, and hair and skin care products.

EL PASO CORP.
(U.S., 3.7%)

El Paso conducts operations in natural gas transportation, gas gathering and processing, and gas and oil production. The company also has operations in power generation, merchant energy services, international project development, and energy financing.

UNUMPROVIDENT CORP.
(U.S., 3.4%)

UnumProvident provides group disability, special risk and disability insurance, as well as group life insurance, long-term care insurance, and payroll-deducted voluntary benefits offered to employees at their worksites.

BURLINGTON RESOURCES, INC.
(U.S., 3.0%)

Burlington Resources, through its principal subsidiaries, explores for, produces, and markets crude oil and natural gas. Burlington's reserves are primarily natural gas, located in North America. The company also explores and develops fields in the Northwest European Shelf, North Africa, Latin America, the Far East and West Africa.

AON CORP.
(U.S., 2.9%)

AON is an insurance services holding company. The company is comprised of insurance brokerage, consulting, warranty and consumer insurance companies.

CONSTELLATION ENERGY GROUP, INC.
(U.S., 2.9%)

Constellation Energy is a holding company with operations throughout North America and various Latin American countries. Through its Baltimore Gas and Electric Company subsidiary, the company generates, purchases and sells electricity as well as purchases, transports and sells natural gas.

KONINKLIJKE (ROYAL) PHILIPS ELECTRONICS N.V.
(NETHERLANDS, 2.9%)

Philips manufactures lighting, consumer electronics, multimedia devices, domestic appliances and personal care items, semiconductors, medical devices, communications systems and industrial electronics.

TYCO INTERNATIONAL LTD.
(U.S., 2.5%)

Tyco is a diversified manufacturing and service company with operations around the world. Tyco manufactures, services and installs electrical and electronic components, undersea telecommunications systems, fire protection and security systems, flow control valves, healthcare products and specialty products. The company also provides financing and leasing services.

CONOCO, INC.
(U.S., 2.4%)

Conoco explores for, produces, and sells crude oil, natural gas, and natural gas liquids. The company's downstream activities include refining crude oil and other feedstocks into petroleum products, buying and selling crude oil and refined products, and transporting, distributing, and marketing petroleum products.

BELLSOUTH CORP.
(U.S., 2.4%)

BellSouth, through its wholly-owned BellSouth Telecommunications and BellSouth Enterprises subsidiaries, provides telecommunications services, systems and products. The company provides residential, business, and wholesale customers with integrated voice, video and data services.

----------
*Portfolio is subject to change.

                             LEVCO EQUITY VALUE FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2002
--------------------------------------------------------------------------------

                                                       VALUE
NO. OF SHARES           SECURITIES (a)                (NOTE 1)
---------------------------------------------------------------
COMMON STOCKS: 96.8%
AUTO & TRANSPORTATION: 1.9%
           11,100   CSX Corp.                        $ 389,055
                                                   -----------
CONGLOMERATE: 7.3%
           13,900   General Electric Co.               403,795
            9,000   Honeywell, Inc.                    317,070
            4,800   Textron, Inc.                      225,120
           37,800   Tyco International Ltd.            510,679
                                                   -----------
                                                     1,456,664
                                                   -----------
CONSUMER DISCRETIONARY: 11.3%
           17,400   AOL Time Warner, Inc.              255,954
            7,400   Black & Decker Corp.               356,680
           23,500   General Motors Corp. (Class H)     244,400
           31,900   KPMG Consulting, Inc.              474,034
           13,000   McDonalds Corp.                    369,850
           12,100   The Walt Disney Co.                228,690
            7,800   Tribune Co.                        339,300
                                                   -----------
                                                     2,268,908
                                                   -----------
CONSUMER STAPLES: 7.9%
            8,700   Anheuser Busch Cos., Inc.          435,000
            6,600   Coca Cola Co.                      369,600
            9,600   H.J. Heinz Co.                     394,560
           19,000   Sara Lee Corp.                     392,160
                                                   -----------
                                                     1,591,320
                                                   -----------
ENERGY: 10.4%
           15,900   Burlington Resources, Inc.         604,200
           35,800   El Paso Corp.                      737,838
           39,100   Reliant Resources, Inc.            342,125
            5,900   Transocean, Inc.                   183,785
           35,500   Williams Cos., Inc.                212,645
                                                   -----------
                                                     2,080,593
                                                   -----------
FINANCIAL SERVICES: 17.5%
           19,800   AON Corp.                          583,704
            7,000   Automatic Data Processing, Inc.    304,850
           13,200   Bank of New York, Inc.             445,500
            9,400   FleetBoston Financial Corp.        304,090
            6,100   PNC Financial Corp.                318,908
            8,400   Prudential Financial, Inc.         280,224
           26,800   UnumProvident Corp.                682,060
           15,837   U.S. Bancorp                       369,794
            2,600   XL Capital Ltd. (Class A)          220,220
                                                   -----------
                                                     3,509,350
                                                   -----------


                                                       VALUE
NO. OF SHARES           SECURITIES (a)                (NOTE 1)
---------------------------------------------------------------
HEALTHCARE: 9.4%
            4,000   Aetna, Inc.                     $  191,880
           28,900   Bristol-Myers Squibb Co.           742,730
            3,300   Eli Lilly & Co.                    186,120
            5,800   Johnson & Johnson                  303,108
           12,600   Pharmacia Corp.                    471,870
                                                   -----------
                                                     1,895,708
                                                   -----------
INTEGRATED OIL: 4.6%
           17,600   Conoco Inc.                        489,280
           11,800   Unocal Corp.                       435,892
                                                   -----------
                                                       925,172
                                                   -----------
MATERIALS & PROCESSING: 5.4%
           15,800   Archer-Daniels-Midland Co.         202,082
            9,500   Dow Chemical Co.                   326,610
            9,700   E.I. du Pont de
                      Nemours and Co.                  430,680
            7,200   Monsanto Co.                       128,160
                                                   -----------
                                                     1,087,532
                                                   -----------
PRODUCER DURABLES: 6.2%
            8,200   Deere & Co.                        392,780
           21,032   Koninklijke (Royal) Philips
                      Electronics N.V. (ADR)           580,483
           15,800   Thermo Electron Corp.              260,700
                                                   -----------
                                                     1,233,963
                                                   -----------

TECHNOLOGY: 6.9%
           15,700   Accenture Ltd. (Class A)           298,300
           20,600   Hewlett Packard Co.                314,768
            3,500   International Business
                      Machines Corp.                   252,000
            6,200   Raytheon Co.                       252,650
           11,100   Texas Instruments, Inc.            263,070
                                                   -----------
                                                     1,380,788
                                                   -----------
UTILITIES: 8.0%
           15,200   BellSouth Corp.                    478,800
           19,800   Constellation
                      Energy Group, Inc.               580,932
           51,400   Sprint Corp.-PCS Group
                      (Series 1)                       229,757
            7,800   Verizon Communications, Inc.       313,170
                                                   -----------
                                                     1,602,659
                                                   -----------
TOTAL COMMON STOCKS
(COST: $20,790,548)...............................  19,421,712
                                                   -----------


                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)(CONTINUED)
                                  JUNE 30, 2002
--------------------------------------------------------------------------------

                                                       VALUE
NO. OF SHARES           SECURITIES (a)                (NOTE 1)
---------------------------------------------------------------
PREFERRED STOCKS: 0.2%
MATERIALS & PROCESSING: 0.2%
            1,700   Owens Illinois, Inc.          $     39,270
                                                  ------------
TOTAL PREFERRED STOCKS
(COST: $80,473)                                         39,270
                                                  ------------

SHORT-TERM INVESTMENT: 3.2%
         630,461    SSGA Money Market Fund             630,461
                                                  ------------
TOTAL SHORT-TERM INVESTMENT
(COST: $630,461)                                       630,461
                                                  ------------

TOTAL INVESTMENTS: 100.2%
(COST: $21,501,482)                                 20,091,443
                                                  ------------
OTHER ASSETS LESS LIABILITIES: (0.2)%                  (31,523)
                                                  ------------
NET ASSETS: 100%                                  $ 20,059,920
                                                  ============

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.

Glossary:
ADR-American Depositary Receipt





                        See Notes to Financial Statements

                  LEVCO EQUITY VALUE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments, at value (cost $23,501,482) (Note 1) ............      $20,091,444
Cash .........................................................              753
RECEIVABLES:
   Dividends and interest ....................................           41,676
   Due from advisor ..........................................           42,654
   Organization expenses (Note 1) ............................            7,200
                                                                   ------------
   Total assets ..............................................       20,183,727
                                                                   ------------
LIABILITIES:
Payables:
   Securities purchased ......................................           29,731
   Capital shares redeemed ...................................            1,077
   Accounts payable ..........................................           92,999
                                                                   ------------
   Total liabilities .........................................          123,807
                                                                   ------------
Net assets ...................................................     $ 20,059,920
                                                                   ============
Shares outstanding ...........................................        2,187,308
                                                                   ============
Net asset value, redemption and offering price per share .....     $       9.17
                                                                   ============
Net assets consist of:
   Aggregate paid in capital .................................     $ 23,053,175
   Unrealized depreciation of investments ....................       (3,410,038)
   Accumulated net investment income .........................           42,701
   Accumulated realized gain .................................          374,082
                                                                   ------------
                                                                   $ 20,059,920
                                                                   ============





                        See Notes to Financial Statements

                  LEVCO EQUITY VALUE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INCOME (NOTE 1):
Dividends ...............................................................    $188,259
Interest ................................................................       3,592
                                                                             --------
   Total income .........................................................     191,851
EXPENSES:
Management (Note 2) ........................................  $ 97,212
Administration (Note 2) ....................................     9,199
Professional ...............................................    20,554
Trustees' fees and expenses ................................    19,675
Organization ...............................................    12,996
Accounting services fees ...................................     7,941
Transfer agency ............................................     5,970
Insurance ..................................................     5,017
Custodian ..................................................     2,971
Shareholder reports ........................................     1,153
Registration ...............................................       556
Other ......................................................     3,264
                                                              --------
    Total expenses .........................................   186,508
Expenses assumed by the adviser (Note 2) ...................   (60,749)
                                                              --------
Net expenses ............................................................     125,759
                                                                             --------
   Net investment income ................................................      66,092
                                                                             --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions ................................     348,165
Change in unrealized appreciation of investments ........................  (4,454,245)
                                                                           ----------
Net realized and unrealized loss on investments .........................  (4,106,080)
                                                                           ----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................... $(4,039,988)
                                                                           ==========






                        See Notes to Financial Statements

                  LEVCO EQUITY VALUE FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   FOR THE SIX
                                                                                      MONTHS         FOR THE YEAR
                                                                                      ENDED             ENDED
                                                                                   JUNE 30,2002      DECEMBER 31,
                                                                                    (UNAUDITED)          2001
                                                                                   -------------     -------------
DECREASE IN NET ASSETS:
OPERATIONS:
   Net investment income .....................................................     $     66,092      $    181,311
   Realized gain from security transactions ..................................          348,165           986,508
   Change in unrealized appreciation/depreciation of investments .............       (4,454,245)       (2,384,554)
                                                                                   ------------      ------------
   Decrease in net assets resulting from operations ..........................       (4,039,988)       (1,216,735)
                                                                                   ------------      ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .....................................................          (23,391)         (181,311)
   Net realized gains ........................................................               --          (943,090)
                                                                                   ------------      ------------
     Total dividends and distributions .......................................          (23,391)       (1,124,401)
                                                                                   ------------      ------------

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares .............................................            5,904         1,069,389
   Reinvestment of dividends and distributions ...............................           23,391         1,124,401
   Cost of shares reacquired .................................................         (132,695)       (9,005,793)
                                                                                   ------------      ------------
   Net decrease in net assets from capital share transactions ................         (103,400)       (6,812,003)
                                                                                   ------------      ------------
     Total decrease in net assets ............................................       (4,166,779)       (9,153,139)
NET ASSETS:
Beginning of period ..........................................................       24,226,699        33,379,838
                                                                                   ------------      ------------
End of period ................................................................     $ 20,059,920      $ 24,226,699
                                                                                   ============      ============

*SHARES OF BENEFICIAL INTEREST ISSUED AND REDEEMED (UNLIMITED NUMBER OF $0.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold ...............................................................              427            88,422
   Reinvestment of dividends and distributions ...............................            2,102           103,118
   Shares reacquired .........................................................          (12,495)         (725,048)
                                                                                   ------------      ------------
   Net decrease ..............................................................           (9,966)         (533,508)
                                                                                   ============      ============





                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:

                                                  SIX MONTHS                                                      FOR THE
                                                     ENDED                                                        PERIOD
                                                   JUNE 30,                                                  AUGUST 4, 1997(a)
                                                     2002                 YEAR ENDED DECEMBER 31,                 THROUGH
                                                  ----------   --------------------------------------------     DECEMBER 31,
                                                  (UNAUDITED)    2001        2000        1999        1998          1997
                                                  ----------   --------    --------    --------    --------      --------
Net Asset Value, Beginning of Period ...........   $  11.03    $  12.22    $  11.65    $  11.18    $  10.01      $  10.00
                                                   --------    --------    --------    --------    --------      --------
Income From Investment Operations:
Net Investment Income ..........................       0.03        0.09        0.10        0.08        0.09          0.07
Net Realized and Unrealized Gain
   (Loss) on Investments .......................      (1.88)      (0.74)       1.76        1.67        1.50          0.01
                                                   --------    --------    --------    --------    --------      --------
Total from Investment Operations ...............      (1.85)      (0.65)       1.86        1.75        1.59          0.08
                                                   --------    --------    --------    --------    --------      --------
Less Dividends and Distributions:
Dividends from Net Investment Income ...........      (0.01)      (0.09)      (0.10)      (0.08)      (0.09)        (0.07)
Distributions from Realized Capital Gains ......         --       (0.45)      (1.18)      (1.20)      (0.33)           --
In excess of Net Realized Gains ................         --          --       (0.01)         --          --            --
                                                   --------    --------    --------    --------    --------      --------
Total Dividends and Distributions ..............      (0.01)      (0.54)      (1.29)      (1.28)      (0.42)        (0.07)
                                                   --------    --------    --------    --------    --------      --------
Net Asset Value, End of Period .................   $   9.17    $  11.03    $  12.22    $  11.65    $  11.18      $  10.01
                                                   ========    ========    ========    ========    ========      ========
Total Return (b) ...............................     (16.78)%     (5.30)%     15.99%      15.73%      15.98%         0.80%
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's) ..............    $20,060     $24,227     $33,380     $24,088     $16,349       $13,699
Ratio of Gross Expenses to Average
   Net Assets ..................................       1.63%(c)    1.53%       1.37%       1.71%       2.04%         2.47%(c)
Ratio of Net Expenses to Average Net Assets ....       1.10%(c)    1.10%       1.10%       1.10%       1.10%         1.10%(c)
Ratio of Net Investment Income to Average
   Net Assets ..................................       0.58%(c)    0.73%       0.78%       0.70%       0.89%         1.73%(c)
Portfolio Turnover Rate ........................         25%         44%         64%         62%         89%           36%


----------
(a) Commencement of Operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period.
(c) Annualized.






                        See Notes to Financial Statements

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--The Levco Equity Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on August 4, 1997. The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

D. ORGANIZATION EXPENSES--Expenses of organization, net of certain expenses paid by John A, Levin & Co., Inc. (the "Adviser") have been capitalized and are being amortized on as straight-line basis over five years.

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--John A. Levin & Co. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 0.85% of the Fund's average daily net assets. The Adviser agreed to assume expenses exceeding 1.10% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period ended June 30, 2002. For the six months ended June 30, 2002 the Adviser assumed expenses in the amount of $60,749. Certain officers and trustees of the Trust are officers of the Advisor.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services for the Trust. In accordance with an accounting and administration agreement, the Administrator earns a fee of $12,500 per year per Fund. The Fund also reimburses the Administrator for all accounting charges.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $6,132,202 and $5,369,893, respectively, for the period ended June 30, 2002. For federal income tax purposes, the identified cost of investments owned at June 30, 2002 was $23,501,482. As of June 30, 2002, net unrealized appreciation for federal income tax purposes aggregated $3,410,038 of which $1,441,199 related to appreciated securities and $4,851,237 related to depreciated securities.

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS

NON-INTERESTED PERSONS*

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                         TERM OF        PRINCIPAL                       FUND              OTHER
                                         OFFICE AND     OCCUPATION(S)                   COMPLEX           DIRECTORSHIPS
                            POSITION(S)  LENGTH OF      DURING PAST FIVE                OVERSEEN          HELD BY
NAME, AGE AND ADDRESS       WITH TRUST   TIME SERVED    YEARS                           BY TRUSTEE        TRUSTEE
---------------------       ----------   -----------    ----------------                -------------     --------------
Edward T. Tokar, 55         Trustee      2001 to        Chief Executive                 2                 Morgan Grenfell
101 Columbia Road                        present        Officer, Allied Capital                           Investment Trust
Morristown, NJ 07962-1219                               Management LLC and                                (14 fund
                                                        Vice President--                                  portfolios)
                                                        Honeywell International, Inc.

Thomas C. Barry, 58         Trustee      1997 to        Founder and Principal of        2                 The France
320 Park Avenue                          present        Zephyr Management, L.P.,                          Growth Fund, Inc.
New York, NY 10022                                      a firm which provides
                                                        financial counsel,
                                                        investment research and
                                                        management. Founder and
                                                        Chairman of CZ
                                                        Management/South Africa
                                                        Capital Growth Fund, a
                                                        fund for private equity
                                                        investments in South
                                                        Africa.

Charles L. Booth, Jr., 68   Trustee      1997 to        Presently retired.              2                 The Bramwell
215 E. 68th Street #28E                  present                                                          Funds, Inc.
New York, NY 10021                                                                                        (2 fund portfolios)

James B. Rogers, Jr., 59    Trustee      1997 to        Author, traveler and            2                 The Zweig Fund,
352 Riverside Drive                      present        private investor.                                 Inc.; The Zweig
New York, NY 10025                                                                                         Total Return
                                                                                                          Fund, Inc.

Edward J. Rosenthal, 68     Trustee      1997 to        Co-founder and Vice             2                 None
707 Westchester Avenue                   present        Chairman of Cramer
White Plains, NY 10604                                  Rosenthal McGlynn, Inc.,
                                                        an investment advisory firm.

Bradford J. Race, 57        Trustee      2002 to        Of Counsel, Dewey Ballantine    2                 The Manufacturers
1301 Avenue of the Americas              present        LLP; Secretary to the Governor                    Life Insurance
New York, NY 10019                                      and Chief of Staff to the                         Company of
                                                        Governor of the State of New                      New York
                                                        York, George E. Pataki








----------
* not "interested persons" (as defined in the 1940 Act)

                             LEVCO EQUITY VALUE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (CONTINUED)

INTERESTED PERSONS+ AND OFFICERS

                                                                                           NUMBER OF
                                                                                           PORTFOLIOS IN
                                         TERM OF        PRINCIPAL                          FUND              OTHER
                                         OFFICE AND     OCCUPATION(S)                      COMPLEX           DIRECTORSHIPS
                            POSITION(S)  LENGTH OF      DURING PAST FIVE                   OVERSEEN          HELD BY
NAME, AGE AND ADDRESS       WITH TRUST   TIME SERVED    YEARS                              BY TRUSTEE        TRUSTEE
---------------------       ----------   -----------    ----------------                   -------------     --------------
John A. Levin,+ 63          Trustee, Co- 1997 to        Chairman, Chief Executive          2                 None
One Rockefeller Plaza       Chairman     present        Officer, President and
25th Floor                  and                         Director of the Investment
New York, NY 10020          President                   Adviser, BKF Capital Group,
                                                        Inc. ("BKF") and the Distributor.

Gregory T. Rogers,+ 36      Trustee      2000 to        Executive Vice President           2                 None
One Rockefeller Plaza                    present        and Chief Operating Officer
25th Floor                                              of the Investment Adviser.
New York, NY 10020                                      From 1994 to 2000, Mr. Rogers
                                                        was a Managing Director of
                                                        BARRA Strategic Consulting
                                                        Group.

Glenn A. Aigen, 39          Chief        1997 to        Senior Vice President and          2                 None
One Rockefeller Plaza       Financial    present        and Chief Financial Officer
25th Floor                  Officer and                 of the Investment Adviser.
New York, NY 10020          Treasurer

Norris Nissim, 35           Secretary    1997 to        Vice President and General         2                 None
One Rockefeller Plaza                    present        Counsel of the Investment
25th Floor                                              Adviser and Distributor.
New York, NY 10020


----------
+ "interested persons" (as defined in the 1940 Act)

John A. Levin and Gregory T. Rogers are Trustees who are "interested persons" of the Trust (as defined by the 1940 Act) by virtue of their affiliations with the Investment Adviser or the Distributor.

BOARD COMMITTEES. There are two standing committees of the Board of Trustees, which are the Audit Committee and the Nominating Committee. The members of the Audit Committee are Thomas C. Barry, Charles L. Booth, James B. Rogers and Edward J. Rosenthal, each of whom is an Independent Trustee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2001, the Audit Committee held one meeting.

The members of the Nominating Committee are Thomas C. Barry, Charles L. Booth, Jr. and Edward J. Rosenthal, each of whom is an Independent Trustee. The Nominating Committee is responsible for nominating persons to serve in the capacity of Independent Trustee. During the fiscal year ended December 31, 2001, the Nominating Committee held one meeting. The Nominating Committee does not accept shareholder recommendations.

Investment Adviser:    John A. Levin & Co., Inc.
       Distributor:    LEVCO Securities, Inc.
                       One Rockefeller Plaza, New York, NY 10020
     Administrator:    Van Eck Associates Corp.
                       99 Park Avenue, New York, NY 10016

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.